Exhibit 32.01

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ACM Research, Inc. for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACM Research, Inc.

Dated: August 9, 2018	By:	/s/ David H. Wang
David H. Wang Chief Executive Officer and President (Principal Executive Officer)

Dated: August 9, 2018	By:	/s/ Lisa Feng
Lisa Feng Interim Chief Financial Officer, Chief Accounting Officer and Treasurer (Principal Financial Officer)